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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2002

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                            KINDRED HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                   001-14057                61-1323993
   (State or other jurisdiction       (Commission File          (IRS Employer
 of incorporation or organization)        Number)            Identification No.)


                             680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

       Registrant's telephone number, including area code: (502) 596-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

     Kindred Healthcare, Inc. (the "Company") today announced the appointment of Richard A. Lechleiter as Senior Vice President, Chief Financial Officer and Treasurer of the Company. The Company also announced the resignation of Richard
A. Schweinhart as Senior Vice President and Chief Financial Officer.

     A copy of the press release is included as an exhibit to this filing.

Item 7.  Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Exhibits.

         Exhibit 99.1 Press Release dated February 25, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       KINDRED HEALTHCARE, INC.


Date: February 26, 2002                By: /s/ Richard A. Lechleiter
                                          --------------------------------------
                                          Richard A. Lechleiter
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


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